   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER   , 1995
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        RULE 13E-3 TRANSACTION STATEMENT
                         (PURSUANT TO SECTION 13(E) OF
                      THE SECURITIES EXCHANGE ACT OF 1934)

                       H.W. KAUFMAN FINANCIAL GROUP, INC.
                              (NAME OF THE ISSUER)

                                ALAN J. KAUFMAN
                             AJK ENTERPRISES, INC.
                            AJK ACQUISITION COMPANY
                               HERBERT W. KAUFMAN
                       H.W. KAUFMAN FINANCIAL GROUP, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)
                            ------------------------

                    COMMON STOCK, PAR VALUE $.0025 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                  486194 10 3

                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------

               MARK SHAEVSKY, ESQ.                          STUART SINAI, ESQ.
        HONIGMAN, MILLER, SCHWARTZ & COHN         KEMP, KLEIN, UMPHREY & ENDELMAN, P.C.
          2290 FIRST NATIONAL BUILDING                 201 W. BIG BEAVER, SUITE 600
                DETROIT, MI 48226                             TROY, MI 48084
                 (313) 256-7562                               (810) 528-1111

(Name, address and telephone number of persons authorized to receive notices and communications on
                   behalf of the person(s) filing statement)

This statement is filed in connection with (check the appropriate box):
     a./X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e3(c) under the Securities Exchange Act of 1934.
     b./ / The filing of a registration statement under the Securities Act of
           1933.
     c./ / A tender offer.
     d./ / None of the above.

Check the following box if soliciting materials or an information statement referred to in checking box (a) are preliminary copies: /X/

                           CALCULATION OF FILING FEE


            TRANSACTION VALUATION                           AMOUNT OF FILING FEE
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                $28,480,496*                                       $5,696
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* The Transaction Valuation was determined by adding (i) 3,440,558, the number of shares to be cashed out, multiplied by $8.20, the cash consideration to be paid per share; plus (ii) the amount equal to the difference between $8.20 and the exercise price for 32,670 outstanding in-the-money options to purchase shares of the H.W. Kaufman Group.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $5,696                        Filing Party:   H.W. Kaufman Financial
                                                                       Group, Inc.
Form or registration no.: Preliminary Proxy            Date Filed:     July 6, 1995
                          Statement

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                                  INTRODUCTION

     The following is a cross reference sheet pursuant to General Instruction F of Schedule 13E-3 showing the location of the information required by Schedule 13E-3 in the Preliminary Proxy Statement of H.W. Kaufman Financial Group, Inc. ("the Company") as filed with the Securities and Exchange Commission on the date hereof. All of the information contained in the referred to portions of such Preliminary Proxy Statement are hereby incorporated by reference.

                             CROSS-REFERENCE SHEET

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
 1. ISSUER AND CLASS OF SECURITY SUBJECT TO
    THE TRANSACTIONS
       Item 1(a).............................   Outside Front Cover Page of the Proxy
                                                Statement; Notice of Special Meeting of
                                                Shareholders; Pages i and ii of the Proxy
                                                Statement

       Item 1(b).............................   Outside Front Cover Page of the Proxy
                                                Statement; INTRODUCTION -- Proposal to be
                                                Considered at the Special Meeting; -- Voting
                                                Rights; and Vote Required for Approval;
                                                SUMMARY -- Record Date

       Item 1(c).............................   SUMMARY -- Recent Prices of Company Common
                                                Stock; THE MERGER -- Background of and Rea-
                                                sons for the Merger; PRICE RANGE OF COMMON
                                                STOCK

       Item 1(d).............................   PRICE RANGE OF COMMON STOCK -- Dividends; THE
                                                MERGER AGREEMENT -- Covenants, and Conditions
                                                to Consummation of the Merger; THE MERGER --
                                                Certain Effects of the Merger

       Item 1(e).............................   Not applicable

       Item 1(f).............................   COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT -- Transactions by
                                                Company Officers or Directors in Common Stock
                                                Within the Last 24 Months
 2. IDENTITY AND BACKGROUND
       Item 2(a).............................   This Statement is filed by Herbert W. Kaufman,
                                                Alan J. Kaufman, AJK Enterprises, Inc., AJK
                                                Acquisition Company and H. W. Kaufman
                                                Financial Group, Inc., the issuer of the
                                                securities that are the subject of the Rule
                                                13e-3 transaction

       Item 2(b)-(d).........................   DIRECTORS AND EXECUTIVE OFFICERS OF THE
                                                COMPANY AND CERTAIN SIGNIFICANT EMPLOYEES;
                                                COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT; DESCRIPTION OF AJK AND
                                                ACQUISITION

       Item 2(e).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, has been convicted
                                                in a criminal proceedings (excluding traffic
                                                violations or similar misdemeanors)

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 2(f).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, was a party to a
                                                civil proceeding, was or is subject to a
                                                judgment, decree or final order enjoining
                                                further violations of, or prohibiting
                                                activities subject to federal or state securi-
                                                ties laws or finding any violation of such
                                                laws

       Item 2(g).............................   To the best knowledge of the undersigned, the
                                                individuals with respect to whom information
                                                is provided in the Statement are citizens of
                                                the United States
 3. PAST CONTRACTS, TRANSACTIONS OR
    NEGOTIATIONS

       Item 3(a)(1)..........................   Not Applicable

       Item 3(a)(2)..........................   SUMMARY; THE MERGER; THE MERGER AGREEMENT

       Item 3(b).............................   THE MERGER -- Background of and Reasons for
                                                the Merger
 4. TERMS OF THE TRANSACTION

       Item 4(a).............................   SUMMARY; THE MERGER; THE MERGER AGREEMENT

       Item 4(b).............................   THE MERGER -- Interests of Certain Persons in
                                                the Merger
 5. PLANS OR PROPOSALS OF THE ISSUER OR
    AFFILIATE

       Item 5(a).............................   Not Applicable

       Item 5(b).............................   Not Applicable

       Item 5(c).............................   Not Applicable

       Item 5(d).............................   SUMMARY -- Certain Effects of the Merger; THE
                                                MERGER -- Certain Effects of the Merger; PRICE
                                                RANGE OF COMMON STOCK -- Dividends

       Item 5(e).............................   Not Applicable

       Item 5(f)-(g).........................   THE MERGER -- Certain Effects of the Merger

 6. SOURCE AND AMOUNTS OF FUNDS OR
    OTHER CONSIDERATION

       Item 6(a).............................   SUMMARY -- Financing of the Transaction; THE
                                                MERGER AGREEMENT -- Financing the Transac-
                                                tion: Sources and Amounts of Funds

       Item 6(b).............................   INTRODUCTION -- Expenses of Solicitations; THE
                                                MERGER AGREEMENT -- Expenses

       Item 6(c).............................   SUMMARY -- Financing of the Transaction; THE
                                                MERGER AGREEMENT -- Financing the Transac-
                                                tion: Sources and Amounts of Funds

       Item 6(d).............................   Not Applicable

 7. PURPOSE(S), ALTERNATIVES, REASONS AND
    EFFECTS

       Item 7(a).............................   SUMMARY -- Purpose of the Merger; THE MERGER
                                                -- Background of and Reasons for the Merger;
                                                Recommendations of the Special Committee and
                                                the Board; Fairness of the Merger; -- Certain
                                                Effects of the Merger

       Item 7(b).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; Recommendations of the Special
                                                Committee and the Board; Fairness of the
                                                Merger

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 7(c).............................   SUMMARY -- Purpose of the Merger; THE MERGER
                                                -- Background of and Reasons for the Merger;
                                                -- Certain Effects of the Merger

       Item 7(d).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Interests of Certain Persons in
                                                the Merger; -- Certain Effects of the Merger;
                                                -- Certain Federal Income Tax Consequences of
                                                the Merger
 8. FAIRNESS OF THE TRANSACTION
       Item 8(a).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Recommendation of the Special
                                                Committee and the Board; Fairness of the
                                                Merger; -- Opinion of the Company's Financial
                                                Advisor; -- Analyses Performed by Alan J.
                                                Kaufman's Financial Advisor; SUMMARY --
                                                Recommendation of the Board of Directors

       Item 8(b).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; Recommendation of the Special
                                                Committee; Fairness of the Merger; -- Opinion
                                                of the Company's Financial Advisor; --
                                                Analyses Performed by Alan J. Kaufman's
                                                Financial Advisor

       Item 8(c).............................   No. See INTRODUCTION -- Voting Rights; Votes
                                                Required for Approval; SUMMARY -- Vote Re-
                                                quired; THE MERGER -- Recommendation of the
                                                Special Committee and the Board; Fairness of
                                                the Merger

       Item 8(d).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; Opinion of the Company's Financial
                                                Advisor

       Item 8(e).............................   THE MERGER -- Background of and Reasons for
                                                the Merger; Recommendation of the Special
                                                Committee and the Board; Fairness of the
                                                Merger

       Item 8(f).............................   No Offer Considered "Firm"; However, see THE
                                                MERGER -- Background of and Reasons for the
                                                Merger; -- Recommendation of the Special
                                                Committee and the Board; Fairness of the
                                                Merger
 9. REPORTS, OPINIONS, APPRAISALS AND
    CERTAIN NEGOTIATIONS

       Item 9(a).............................   THE MERGER -- Opinion of the Company's Finan-
                                                cial Advisor; -- Analyses Performed by Alan J.
                                                Kaufman's Financial Advisor

       Item 9(b)(1)..........................   SUMMARY -- Opinion of Company's Financial Ad-
                                                visor; THE MERGER -- Background of and Reasons
                                                for the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor

       Item 9(b)(2)..........................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor

       Item 9(b)(3)..........................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 9(b)(4)..........................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor; THE
                                                MERGER AGREEMENT -- Expenses

       Item 9(b)(5)..........................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Recommendation of the Special
                                                Committee and the Board, Fairness of the
                                                Merger; -- Opinion of the Company's Financial
                                                Advisor

       Item 9(b)(6)..........................   THE MERGER -- Background of and Reasons for
                                                the Merger; Recommendation of the Special
                                                Committee and the Board, Fairness of the
                                                Merger; -- Opinion of the Company's Financial
                                                Advisor; -- Analyses Performed by Alan J.
                                                Kaufman's Financial Advisor
       Item 9(c).............................   Appendix B-1 and B-2 to the Proxy Statement

10. INTEREST IN SECURITIES OF THE ISSUER

       Item 10(a)............................   SUMMARY -- Interests of Certain Persons in the
                                                Merger; Conflicts of Interest; THE MERGER --
                                                Background of and Reasons for the Merger; COM-
                                                MON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT

       Item 10(b)............................   COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT -- Transactions by
                                                Company Officers or Directors in Common Stock
                                                Within the Last 24 Months

11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS
    WITH RESPECT TO THE ISSUER'S

    SECURITIES...............................   INTRODUCTION -- Voting Rights; Votes Required
                                                for Approval; SUMMARY -- Vote Required; --
                                                Interests of Certain Persons in the Merger;
                                                Conflicts of Interest; THE MERGER -- Interests
                                                of Certain Persons in the Merger; THE MERGER
                                                AGREEMENT -- Financing the Transaction:
                                                Sources of and Amounts of Funds
12. PRESENT INTENTION AND RECOMMENDATION
    OF CERTAIN PERSONS WITH REGARD TO THE
    TRANSACTION

       Item 12(a)............................   INTRODUCTION -- Voting Rights; Votes Required
                                                for Approval; SUMMARY -- Vote Required; --
                                                Interests of Certain Persons in the Merger;
                                                Conflicts of Interest

       Item 12(b)............................   THE MERGER -- Background of and Reasons for
                                                the Merger; -- Recommendation of the Special
                                                Committee and the Board; Fairness of the
                                                Merger

13. OTHER PROVISIONS OF THE TRANSACTION

       Item 13(a)............................   SUMMARY -- Dissenters' Rights; THE MERGER --
                                                Dissenters' Rights

       Item 13(b)............................   Not Applicable

       Item 13(c)............................   Not Applicable

14. FINANCIAL INFORMATION

       Item 14(a)............................   INDEX TO FINANCIAL STATEMENTS

       Item 14(b)............................   Not Applicable

15. PERSONS AND ASSETS EMPLOYED, RETAINED
    OR UTILIZED

       Item 15(a)............................   INTRODUCTION -- Expenses of Solicitation

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 15(b)............................   Not Applicable

16. ADDITIONAL INFORMATION...................   Not Applicable

17. MATERIAL TO BE FILED AS EXHIBITS

       Item 17(a)............................   Exhibit 17(a)(1) -- NBD Loan Agreements --
                                                Annexed Hereto
                                                Exhibit 17(a)(2) -- Subordinated Note --
                                                Lillian Kaufman -- Annexed Hereto
       Item 17(b)............................   Appendix B-1 and B-2 to the Proxy Statement

       Item 17(c)............................   Appendix A to the Proxy Statement (Agreement
                                                and Plan of Merger)

       Item 17(d)............................   Exhibit 17(d)(1) -- Proxy Statement -- Annexed
                                                Hereto
                                                Exhibit 17(d)(2) -- Form of Proxy -- Annexed
                                                Hereto

       Item 17(e)............................   Not Applicable

       Item 17(f)............................   Not Applicable

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Date: September 22, 1995

/s/ ALAN J. KAUFMAN                            /s/ HERBERT W. KAUFMAN
-------------------------------                -----------------------------
ALAN J. KAUFMAN                                HERBERT W. KAUFMAN


AJK ENTERPRISES, INC.                          H. W. KAUFMAN FINANCIAL
                                                 GROUP, INC.


By: /s/ ALAN J. KAUFMAN                    By: /s/ HERBERT W. KAUFMAN
    --------------------------                 --------------------------------
    Alan J. Kaufman, President                 Herbert W. Kaufman, President and
                                               Chairman of the Board



AJK ACQUISITION COMPANY


By: /s/ ALAN J. KAUFMAN
    --------------------------
    Alan J. Kaufman, President

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                   DESCRIPTION
--------------     ------------------------------------------------------------------------
 99.17(a)          Exhibit 17(a)(1) -- NBD Loan Agreements -- Annexed Hereto
                   Exhibit 17(a)(2) -- Subordinated Note -- Lillian Kaufman -- Annexed Hereto
 99.17(b)          Appendix B-1 and B-2 to the Proxy Statement
 99.17(c)          Appendix A to the Proxy Statement (Agreement and Plan of Merger)
 99.17(d)          Exhibit 17(d)(1) -- Proxy Statement -- Annexed Hereto
                   Exhibit 17(d)(2) -- Form of Proxy -- Annexed Hereto
 99.17(e)          Not Applicable
 99.17(f)          Not Applicable